Exhibit 99.1

FBR Capital Markets Investor Conference The Grand Hyatt New York November 27 - 28, 2007

Forward-Looking Statements and Where to Find Additional Information This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve inherent risks and uncertainties. First Community Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; planned acquisitions and relative cost savings cannot be realized or realized within the expected time frame; costs and uncertainties related to the outcome of pending litigation; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the completion of planned acquisitions and the integration of such acquired businesses costs more, takes longer or is less successful than expected; the cost of additional capital is more than expected; changes in the interest rate environment reduce interest margins; general economic conditions, either nationally or in the market areas in which First Community does business, are less favorable than expected; credit quality deterioration may cause an increase in our allowance for credit losses and reduce our net earnings; environmental conditions, including natural disasters, may disrupt or negatively impact our business; legislation or regulatory requirements or changes that adversely affect First Community’s business or regulatory capital requirements; changes that may occur in the securities markets; and other risks that are described in First Community’s Securities and Exchange Commission filings. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, First Community’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. First Community assumes no obligation to update such forward-looking statements. Investors and security holders are urged to read First Community Bancorp’s annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by the Company with the Securities and Exchange Commission. The documents filed by First Community with the Commission may be obtained at First Community Bancorp’s website at www.firstcommunitybancorp.com or at the Commission’s website at www.sec.gov. These documents may also be obtained free of charge from First Community by directing a request to: First Community Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

 NASDAQ Symbol FCBP Fully Diluted Shares 29.0 Million* Market Capitalization $1.2 Billion ** Average Volume 268,057 shares per day ** Dividends Per Share $1.28 per year (2.99% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Oppenheimer Rochdale Securities * Average fully diluted shares for quarter ended 9/30/07 ** Per share price of $42.74 as of November 21, 2007 Stock Summary

Overview Commercial Banking Focus in Southern California $5.1 Billion in Assets Operating Strategy Drives Top Tier Profitability Q307 Ratios: Cost of Deposits – 172 bps Efficiency Ratio – 48.0% NPA Ratio – 0.60% Credit Allowance to Nonaccrual Loans – 255% Acquisitions FCBP is the Culmination of 19 Acquisitions Acquisitions Augment Organic Growth EPS Accretion Driven by Improving Profitability Financial Goals High Profitability Strong EPS Growth Minimal Earnings Volatility Source: Company Filings

Hallmarks of Our Success Successful Acquirer Outstanding Profitability Excellent EPS Growth Record Strong Credit Quality Trophy Franchise

Operating Principles Profitability is Top Priority Strategic Focus on Low-Cost Deposits Strong Expense Management Solid Credit Quality Is a Must Results Include Strong Net Interest Margin High Return on Assets

Non-Interest Bearing Deposits to Total Deposits * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL DataSource * 38% 43% 49% 46% 33% 35% 38% 42% 22% 22% 21% 22% 23% 23% 24% 24% 2000 2001 2002 2003 2004 2005 2006 3Q07 FCBP CA Banks

Strong Net Interest Margins Versus Peers Peers Defined as all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $5B to $10B in Assets as of most recent financial data. Source: Company Filings and SNL DataSource 5.41% 5.24% 5.58% 5.32% 6.81% 6.37% 6.67% 6.44% 4.03% 3.78% 3.83% 4.19% 4.32% 3.95% 3.91% 3.83% 2000 2001 2002 2003 2004 2005 2006 3Q07 FCBP Peers

 Source: Company Filings Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency 78% 70% 66% 55% 57% 50% 47% 48% 2000 2001 2002 2003 2004 2005 2006 3Q07 Efficiency Ratio $35 $45 $51 $59 $61 $56 $55 $56 2000 2001 2002 2003 2004 2005 2006 3Q07 Average Branch Size ($ - M)

Strong Credit Culture Source: Company Filings September 30, 2007 Ratios: Nonaccrual Loans/Total Loans – 0.59% Credit Allowance/Net Loans – 1.55% Credit Allowance/Nonaccrual Loans – 255% 5.43% 1.21% 0.18% 0.13% 0.37% 0.20% 0.31% -0.07% 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03% -0.05% -0.05% 0.21% 0.08% -0.01% 0.10% 0.00% 0.07% 0.02% 0.01% -0.19% 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 Net Charge-Offs to Average Loans

Return on Average Assets Source: Company Filings 1.72% 1.72% 0.56% 0.92% 1.14% 1.41% 1.35% 1.68% 2000 2001 2002 2003 2004 2005 2006 3Q07

Acquisition Strategy Similar Strategic Focus In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

Strong Franchise Value $5.1 Billion in Assets 12th Largest Publicly Traded CA Bank* Largest Community Bank in San Diego County Southern California Footprint 60 Branches High Profitability Strong Capital Base Low Cost of Deposits High Net Interest Margin Solid Credit Quality * Source: SNL DataSource

Attractive Southern California Footprint

Top Decile in EPS Growth 38% 6 – Year CAGR Source: Company Filings Top Decile Calculated from CAGR of EPS from 2000-2006 of All Public Banks With Available Data From SNL. *Consensus Estimates from First Call as of November 21, 2007. First Community does not provide earnings guidance. Analyst estimates are provided for convenience only, and First Community is neither endorsing nor adopting such estimates or the projections of any research analysts who cover the Company. $0.47 $1.23 $1.58 $2.02 $2.27 $2.98 $3.21 $3.32 $3.29 2000 2001 2002 2003 2004 2005 2006 2007E Consensus* 2008E Consensus*

 Maintaining Margins / Credit Quality Interest Rate Direction Slower Growth Continue Pricing Discipline Work Relationships Maintain Underwriting Discipline Close and Constant Monitoring Reposition the Balance Sheet Look for M&A Opportunities Disciplined Pricing Product Enhancements Intense Expense Management Capital Management Strategies for the Challenges Ahead

Strong Performance Has Been Rewarded Data Through 11/21/07 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 First Community KBW Bank Index S&P 500

Well-Positioned For The Future Strong Vibrant Economy in Southern California Experienced Management Team High Profitability Provides Cushion in Tougher Environment Opportunistically Utilize Acquisition Expertise Focus on Expense Control and Credit to Lessen Impact of Slower Growth Execute, Execute, Execute